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                                                                   EXHIBIT 10.08

[LOGO]      SILICON VALLEY BANK


                           AMENDMENT TO LOAN AGREEMENT

BORROWER:      INTERPORE INTERNATIONAL
ADDRESS:       181 TECHNOLOGY DR.
               IRVINE, CALIFORNIA  92718

BORROWER:      INTERPORE ORTHOPAEDICS, INC.
ADDRESS:       181 TECHNOLOGY DR.
               IRVINE, CALIFORNIA  92718

DATE:  JULY 6, 1997

         THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrowers named above (jointly and severally, the "Borrower").

         The Parties agree to amend the Loan and Security Agreement between them, dated October 24, 1990 (as heretofore amended, the "Loan Agreement"), as follows. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

         1. AMENDED MATURITY DATE. The Maturity Date set forth in Section 5.1 of the Schedule to the Loan Agreement is amended effective on the date hereof, to read as follows:

     "MATURITY DATE
      (Section 5.1):                       JULY 5, 1998."

         2. FEE. Borrower shall pay to Silicon a facility fee in the amount of 0.5% of the amount of each Loan made under the Loan Agreement on or after the date of this Amendment, until Borrower has paid Silicon an aggregate of $25,000 pursuant to the terms of this paragraph prior to July 5, 1998. Such fee shall be due and payable at the time that Silicon makes any such Loan, with the understanding that payment of such fee shall be a condition to the making of any such Loan. Further, such fee shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.



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         3. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

   BORROWER :                                 SILICON:

   INTERPORE INTERNATIONAL                    SILICON VALLEY BANK

   By;   /s/ DAVID C. MERCER
      ------------------------------
         President or Vice President          By:    /s/ KITTRIDGE CHAMBERLAIN
                                                     --------------------------
                                              Title: Vice President

   By:   /s/ RICHARD L. HARRISON
         -------------------------------
         Secretary or Ass't Secretary

   INTERPORE ORTHOPAEDICS, INC.

   By:   /s/ DAVID C. MERCER
         -------------------------------
         President or Vice President

   By:   /s/ RICHARD L. HARRISON
         -------------------------------
         Secretary or Ass't Secretary


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